EX 99.P(3)

                          Code of Ethics and Procedures
                        Pursuant to Rule 17j-1 under the
                         Investment Company Act of 1940

This Code of Ethics (the "Code") has been adopted by each Investment Company listed on Exhibit A, attached hereto (each, a "Trust") to specify and prohibit certain types of personal securities transactions deemed to create a conflict of interest and to establish reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the Investment Company Act of 1940 (the "1940 Act").

I.       DEFINITIONS

A. An "Access Person" means (i) any Trustee, Director, officer, or Advisory Person (as defined below) of the Investment Company or any investment advisor thereof, or (ii) any director or officer of a principal underwriter of the Investment Company, who, in the ordinary course of his or her business, makes, participates in or obtains information regarding the purchase or sale of securities for the Investment Company for which the principal underwriter so acts or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the Investment company regarding the purchase or sale of securities or (iii) notwithstanding the provisions of clause (i) above, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, any trustee, director, officer or Advisory Person of the investment adviser who, with respect to the Investment Company, makes any recommendation or participates in the determination of which recommendations shall be made, or whose principal function of duties relate to the determination of which recommendations shall be made to the Investment Company or who in connection with his or her duties, obtains any information concerning securities recommendations being made by such investment adviser to the Investment Company.

B. An "Advisory Person" means any employee of the Investment Company or any investment advisor thereof (or of any company in a control relationship to the Investment Company or such investment adviser), who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of securities by the Investment Company or whose functions relate to any recommendations with respect to such purchases or sales and any natural person in a control relationship with the Investment Company or adviser who obtains information regarding the purchase or sale of securities.

C. A "Portfolio Manager" means any person or persons with the direct responsibility and authority to make investment decisions affecting the Investment Company.

D. "Access Persons", "Advisory Persons" and "Portfolio Managers" shall not, unless otherwise provided in the code of ethics of the Investment Company's investment adviser any subadviser, administrator or principal underwriter, include any individual who is required to file quarterly reports with the Investment Company's investment adviser, any subadviser, administrator or principal underwriter pursuant to a code of ethics substantially in conformity with Rule 17j-1 of the 1940 Act or Rule 204-2 of the Investment Advisers Act of 1940 which has been approved by the Investment Company's Board of Trustees.

E. "Beneficial Ownership" shall be interpreted subject to the provisions of Rule 16a-1(a) (exclusive of Section (a)(1) of such Rule) of the Securities Exchange Act of 1934.

F. "Control" shall have the same meaning as set forth in Section 2(a)(9) of the 1940 Act.

G. "Disinterested Trustee" means a Trustee who is not an "interested person" of the Investment Company within the meaning of Section 2(a)(19) of the 1940 Act. An "interested person" includes any person who is a trustee, director, officer or employee of any investment adviser of the Investment Company, or owner of 5% or more of the outstanding stock of any investment adviser of the Investment Company. Affiliates of brokers or dealers are also "interested persons", except as provided in Rule 2(a)(19)(1) under the 1940 Act.

H. "Review Officer" is the person designated by the Investment Company's Board of Trustees to monitor the overall compliance with this Code. In the absence of any such designation, the Review Officer shall be the Treasurer or any Assistant Treasurer of the Investment Company.

I. "Preclearance Officer" is the person designated by the Investment Company's Board of Trustees to provide preclearance of any personal security transaction as required by this Code.

J. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security or the purchase or sale of a future or index on a security or option thereon.

K. "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act (in effect, all securities) except that is shall not include securities issued by the U.S. Government (or any other "government security" as that term is defined in the 1940 Act), bankers' acceptances, bank certificates of deposit, commercial paper and such other money market instruments as may be designated by the Trustees of the Investment Company, and shares of registered open-end investment companies.

L. A security is "being considered for purchase or sale" when a recommendation to purchase or sell the security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

II.      STATEMENT OF GENERAL PRINCIPLES

The following general fiduciary principles shall govern the personal investment activities of all Access Persons.

Each Access Person shall:

A. At all times, place the interests of the Investment Company before his or her personal interests;

B. Conduct all personal securities transactions in a manner consistent with this Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and

C. Not take an inappropriate advantage of his or her position with or on behalf of the Investment Company.

III.     UNLAWFUL ACTIONS

It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by the Fund:

A.   To employ any device, scheme or artifice to defraud the Fund;

B. To make any untrue statement of a material fact to the Fund or to omit to state a material fact necessary in order to make statements made to the Fund, in light of the circumstances in which they are made, not misleading;

C. To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or

D.   To engage in any manipulative practice with respect to the Fund.

IV.      RESTRICTIONS OF PERSONAL INVESTING ACTIVITIES

A.   Blackout Periods

     1. No Access Person (other than a Disinterested Trustee) shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership on a day during which he or she knows or should have known the Investment Company has a pending "buy" and "sell" order in that same security until that order is executed or withdrawn.

     2. No Advisory Person or Portfolio Manager shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership within at least seven calendar days before and after the Investment Company trades (or has traded) in that security.

B.   Initial Public Offerings

No Advisory Person shall acquire any security in an initial public offering for his or her personal account.

C.   Private Placements

With regard to private placements, each Advisory Person shall:

1. Obtain express prior written approval from the Preclearance Officer for any acquisition of securities in a private placement (the Preclearance Officer, in making such determination, shall consider, among other factors, whether the investment opportunity should be reserved for the Investment Company, and whether such opportunity is being offered to such Advisory Person by virtue of his or her position with the Investment Company); and

2. After authorization to acquire securities in a private placement has been obtained, disclose such personal investment with respect to any subsequent consideration by the Investment Company (or any other investment company for which he or she acts in a capacity as an Advisory Person) for investment in that issuer.

If the Investment Company decides to purchase securities of an issuer the shares of which have been previously obtained for personal investment by an Advisory Person, that decision shall be subject to an independent review by Advisory Persons with no personal interest in the issuer.

D. Short-Term Trading Profits

No Advisory Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities of which such Advisory Person has beneficial ownership within 60 calendar days. any profit so realized shall, unless the Investment Company" Board of Trustees approves otherwise, be disgorged as directed by the Investment Company's Board of Trustees.

E. Gifts

   No Advisory Person shall receive any gift or other things of more than de minimis value from any person or entity that does business with or on behalf of the Investment Company.

F. Service as a Director or Trustee

1. No Advisory Person shall serve on the board of directors or trustees of a publicly traded company without prior authorization from the Board of Trustees of the Investment Company, based upon a determination that such board service would be consistent with the interests of the Investment Company and its investors.

2. If board service by an Advisory Person is authorized by the Board of Trustees of the Investment Company such Advisory Person shall be isolated from the investment making decisions of the Investment Company with respect to the companies of which he or she is a director or trustee.

G. Exempted Transactions

The prohibitions of Section IV shall not apply to:

   1. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;
   2. Purchases or sales that are non-volitional on the part of the Access Person or the Investment Company, including mergers, recapitalizations or similar transactions;
   3. Purchases which are part of an automatic dividend reinvestment plan;
   4. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and
   5. Purchases or sales that receive prior approval in writing by the Preclearance Officer as (a) only remotely potentially harmful to the Investment Company because they would be very unlikely to affect a highly institutional market, (b) clearly not economically related to the securities to be purchased or sold or held by the Investment company or client, and (c) not representing any danger of the abuses proscribed by Rule 17j-1, but only if in each case the prospective purchaser has identified to the Review Officer all factors of which he or she is aware which are potentially relevant to a conflict of interest analysis, including the existence of any substantial economic relationship between his or her transaction and securities held or to be held by the Investment Company.

V.  COMPLIANCE PROCEDURES

A. Preclearance

   1. An Access Person (other than a Disinterested Trustee) may not, directly or indirectly, acquire or dispose of beneficial ownership of a security except as provided below unless:

   a. Such purchase or sale has been approved by the Preclearance Officer;
   b. The approved transaction is completed on the same day approval is received; and
   c. The Preclearance Officer has not rescinded such approval prior to execution of the transaction.

2. Each Access person may effect total purchase and sales of up to $25,000 of securities listed on a national securities exchange or on NASDAQ within any six month period without preclearance from the Board of Trustees or the Preclearance Officer provided that:

   a. The six month period is a "rolling" period, i.e., the limit is applicable between any two dates which are six months apart;
   b. Transactions in options and futures, other than options or futures on commodities, will be included for purposes of calculating whether the $25,000 limit has been exceeded. such transactions will be measured by the value of the securities underlying options and futures; and
   c. although preclearance is not required for personal transactions in securities which fall into this "de minimis" exception, these trades must still be reported on a quarterly basis pursuant to Section V.B.2. hereunder, if such transactions are reportable.

B. Reporting

   1. Coverage: Each Access Person (other than Disinterested Trustees) shall file with the Review Officer confidential quarterly reports containing the information required in Section V.B.2 hereunder with respect to all transactions during the preceding quarter in any securities in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, provided that no Access Person shall be required to report transactions effected for any account over which such Access Person has no direct or indirect influence or control (except that such an Access Person must file a written certification stating that he or she has no direct or indirect influence or control over the account in question).

   2. Filings: Every report shall be made no later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

      a. The date of the transaction, the title and the number of shares and the principal amount of each security involved;
      b. The nature of the transaction (i.e. purchase, sale, or any other type of acquisition or disposition);
      c. The price at which the transaction was effected; and
      d. The name of the broker, dealer or bank with or through whom the transaction was effected.

   3. Any report may contain a statement that it shall not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

   4. Confirmations: All Access Persons (other than Disinterested Trustees) shall direct their brokers to supply the Investment Company's Review Officer on a timely basis, duplicate copies of all personal securities transactions.

C. Review

In reviewing transactions and holding reports, the Review Officer shall take into account the exemptions allowed under Section IV.G. hereunder. Before making a determination that a violation has been committed by an Access Person, the Review Officer shall give such person an opportunity to supply additional information regarding the transaction in question. Each Fund, investment adviser or principal underwriter shall maintain a list of names of appropriate management and compliance personnel responsible for reviewing securities transactions and holdings reports.

D. Disclosure of Personal Holdings

All Advisory Persons shall disclose personal securities holdings upon commencement of employment and thereafter on an annual basis.

E. Certification of Compliance

Each Access Person is required to certify annually that he or she has read and understood this Code and recognizes that he or she is subject to the Code. Further, each Access Person is required to certify annually that he or she has complied with all the requirements of this Code and that he or she has disclosed or reported all personal securities transactions pursuant to the requirements of the Code.




VI. REQUIREMENTS FOR DISINTERESTED TRUSTEES

A. No report is required if such person is a Disinterested Trustee, and such person would be required to make such report solely by reason of being a Trustee, except where such Trustee knew, or in the ordinary course of fulfilling his official duties as a Trustee of the Funds, should have known that during the fifteen day period immediately preceding or after the date of the transaction in a security by the Trustee, such security is or was purchased or sold, or considered for purchase or sale by the Funds.(1)

B. Notwithstanding the preceding section, any Disinterested Trustee may, at his or her option, report the information described in Section V.B.2. above with respect to any one or more transactions and may include a statement that the report shall not be construed as an admission that the person knew or should have known of portfolio transactions by the Investment Company in such securities.


VII.  REVIEW BY THE BOARD OF TRUSTEES

The Board of Trustees, including a majority of Trustees who are not interested persons, must approve the Code of Ethics of the Fund, the Code of Ethics of each investment adviser and principal underwriter of the Fund, and any material changes to these Codes. The board must base its approval of a Code and any material changes to the Code based on a determination that the Code contains provisions reasonably necessary to to prevent Access Persons from engaging in any conduct prohibited by paragraph III. of these policies and procedures. Before approving a Code of a Fund, investment adviser or principal underwriter or any amendment to the Code, the Board of Trustees must receive a certification from the Fund, investment adviser or principal underwriter that it has adopted procedures reasonably necessary to prevent Access Persons from violating the investment adviser's or principal underwriter's Code of Ethics. The Fund's board must approve the Code of an investment adviser or principal underwriter before initially retaining the services of the investment adviser or principal underwriter. The Fund's board must approve a material change to a Code no later than six months after adoption of the material change.


----------
(1) This provision shall not be applicable to trading activity in the passively-managed Index Funds

At least annually, the Review Officer shall provide to the Board of Trustees:

A. A review of all existing procedures concerning Access Persons' personal trading activities and any procedural changes made during the past year;

B. Any recommended changes to the Investment Company's Code or procedures; and


C. A written report describing any issues or violations that occurred during the past year, including, but not limited to, information about material Code or procedural violations and sanctions imposed in response to those violations.

D. Certification that the Fund, investment adviser or principal underwriter has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.


VIII.    SANCTIONS

A. Sanctions for Violations By Access Persons (Except Disinterested Trustees)

If the Review Officer determines that a violation of this Code has occurred, he or she shall so advise the Board of Trustees and the Board may impose such sanctions as it deems appropriate, including inter alia, disgorgement of profits, censure, suspension or termination of the employment of the violator. All material violations of the code and any sanctions imposed as a result thereto shall be reported periodically to the Board of Trustees.

B. Sanctions for Violations by Disinterested Trustees

If the Review Officer determines that any Disinterested Trustee has violated this code, he or she shall so advise the President of the Investment Company and also a committee consisting of the Disinterested Trustees (other than the person whose transaction is at issue) and shall provide the committee with a report, including the record of pertinent actual or contemplated portfolio transactions of the Investment Company and any additional information supplied by the person whose transaction is at issue. The committee, at its option, shall either impose such sanctions as it deems appropriate or refer the matter to the full Board of Trustees of each Trust, which shall impose such sanctions as it deems appropriate.

IX. MISCELLANEOUS

A. Access Persons

The Review Officer of the Investment Company will identify all Access Persons who are under a duty to make reports to the Investment Company and will inform such person so of such duty. Any failure by the Review Officer to notify any person of his or her duties shall not relieve such person of his or her obligations hereunder.

B. Records

   The Investment Company's administrator shall maintain records in the manner and to the extent set froth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f) under the 1940 Act, and shall be available for examination by representatives of the Securities and Exchange Commission ("SEC"):

   1. A copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;
   2. A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;
   3. A copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place; and
   4. A list of all persons who are required, or within the past five years have been required, to make reports pursuant to this Code shall be maintained in an easily accessible place.

C. Confidentiality

All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except to the extent required by Law.

D. Interpretation of Provisions

The Board of Trustees of the Investment Company may from time to time adopt such interpretations of this Code as it deems appropriate.

BT INVESTMENT FUNDS                              PRESERVATIONPLUS FUND
BT INSTITUTIONAL FUNDS                           PRESERVATIONPLUS INCOME FUND
THE LEADERSHIP TRUST                             U.S. BOND INDEX PORTFOLIO
                                                 EAFE INDEX PORTFOLIO
SMALL CAP PORTFOLIO                              EQUITY 500 INDEX PORTFOLIO
CASH MANAGEMENT PORTFOLIO                        ASSET MANAGEMENT I,II & III
                                                 PORTFOLIO
TREASURY MONEY PORTFOLIO                         CAPITAL APPRECIATION PORTFOLIO
DAILY ASSETS FUND                                EQUITY APPRECIATION PORTFOLIO
INSTITUTIONAL TREASURY ASSETS FUND               SMALL CAP INDEX PORTFOLIO
LIQUID ASSETS FUND                               QUANTITATIVE EQUITY FUND
TAX FREE MONEY PORTFOLIO                         INTERMEDIATE TAX FREE PORTFOLIO
NY TAX FREE MONEY PORTFOLIO                      BT INVESTMENT PORTFOLIOS
INTERNATIONAL EQUITY PORTFOLIO                   BT INSURANCE FUNDS TRUST
LATIN AMERICAN EQUITY PORTFOLIO                  (each, an "Investment Company")
PACIFIC BASIN EQUITY PORTFOLIO
GLOBAL EMERGING MARKETS EQUITY
PORTFOLIO



                               TRANSACTION REPORT



To:  ____________________________, Review Officer

From:  ______________________________________
                                 (Your name)

         This Transaction Report (the "Report") is submitted pursuant to Section V of the Code of Ethics, as of [ , 1999] (the Code), of the above referenced Trust and supplies (below) information with respect to transactions in any security in which I may be deemed to have, or by reason of such transaction acquire, any direct or indirect beneficial ownership interest (whether or not such security is a security held or to be acquired by the Investment Company) for the calendar quarter ended ____________.

         Unless the context otherwise requires, all terms used in this Report shall have the same meaning as set forth in the Code.

         For purposes of this Report, beneficial ownership shall be interpreted subject to the provisions of the Code and Rule 16a-1(a) (exclusive of Section
(a)(1) of such Rule) of the Securities Exchange Act of 1934.


--------------------- ------------------ ------------------ ------------------ ------------------ ------------------ ---------------
 Title of Securities  Date of            Nature of          Principal Amount   Price at Which     Name of the            Nature of
                      Disposition of     Transaction,       of Securities      the Transaction    Broker, Dealer,        Securities*
                      Transaction        Whether            Transaction        was Effected       or Bank with
                                         Purchase, Sale     Disposed Of                           Whom the
                                         or Other type of                                         Ownership Was
                                         Acquired Or                                              Effected
                                         Acquisition
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------ ---------------






--------------------- ------------------ ------------------ ------------------ ------------------ ------------------ ---------------

*If appropriate, you may disclaim beneficial ownership of any security listed in this Report.

         I HEREBY CERTIFY THAT I (1) HAVE READ AND UNDERSTAND THE CODE OF THE INVESTMENT COMPANY (2) RECOGNIZE THAT I AM SUBJECT TOT HE CODE, (3) HAVE COMPLIED WITH THE REQUIREMENTS OF THE CODE OVER THE PAST YEAR*, (4) HAVE DISCLOSED ALL PERSONAL SECURITIES TRANSACTIONS OVER THE PAST YEAR* REQUIRED TO BE DISCLOSED BY THE CODE, (5) HAVE SOUGHT AND OBTAINED PRECLEARANCE WHENEVER REQUIRED BY THE CODE AND (6) CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT.



NAME (Print):

____________________________________________________________________________

SIGNATURE:
____________________________________________________________________________

DATE:
____________________________________________________________________________

(*) OR PORTION THEREOF DURING WHICH THE CODE HAS BEEN IN EFFECT.

                               BT INVESTMENT FUNDS
                             BT INSTITUTIONAL FUNDS
                             BT PYRAMID MUTUAL FUNDS
                              THE LEADERSHIP TRUST
                             BT INVESTMENT PORTFOLIO
                            BT INSURANCE FUNDS TRUST
                            CASH MANAGEMENT PORTFOLIO
                            TREASURY MONEY PORTFOLIO
                       INSTITUTIONAL TREASURY ASSETS FUND
                                DAILY ASSETS FUND
                               LIQUID ASSETS FUND
                            TAX FREE MONEY PORTFOLIO
                           NY TAX FREE MONEY PORTFOLIO
                              PRESERVATIONPLUS FUND
                          PRESERVATIONPLUS INCOME FUND
                         INTERNATIONAL EQUITY PORTFOLIO
                         LATIN AMERICAN EQUITY PORTFOLIO
                         PACIFIC BASIN EQUITY PORTFOLIO
                    GLOBAL EMERGING MARKETS EQUITY PORTFOLIO
                            QUANTITATIVE EQUITY FUND
                               SMALL CAP PORTFOLIO
                           EQUITY 500 INDEX PORTFOLIO
                              EAFE INDEX PORTFOLIO
                            U.S. BOND INDEX PORTFOLIO
                            SMALL CAP INDEX PORTFOLIO
                     ASSET MANAGEMENT I, II & III PORTFOLIOS
                         CAPITAL APPRECIATION PORTFOLIO
                          EQUITY APPRECIATION PORTFOLIO
                         INTERMEDIATE TAX FREE PORTFOLIO

                   PERSONAL TRADING REQUEST AND AUTHORIZATION

         This Personal Trading Request and Authorization is submitted pursuant
to the Code of Ethics as of [      , 1999] (the "Code") of the above referenced.
Unless the context otherwise requires, all terms used herein shall have the same meaning as set forth in the Code.

Personal Trading Request (to be completed by Access Person prior to any personal trade):

Name of Access Person:
_____________________________________________________________________

Date of proposed transaction:
_____________________________________________________________________

Name of the issuer and dollar amount or number of securities of the issuer to be purchased or sold:

--------------------------------------------------------------------------------

Nature of the transaction (i.e. purchase, sale)(1):

--------------------------------------------------------------------------------

Are you or is a member of your immediate family an officer, trustee, or director of the issuer of the securities or any affiliate(2) of the
issuer?   [ ]  Yes        [ ]  No

If yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------

--------------------------------------------------------------------------------
(1) If other than market order, please describe any proposed limits.
(2) For purposes of this question, "affiliate" includes (I) any entity that directly or indirectly owns, controls or holds with power to vote 5% or more of the outstanding voting securities of the issuer and (II) any entity under common control with the issuer.





Describe the nature of any direct or indirect professional or business relationship that you may have with the issuer of the securities.(3)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Do you have an material nonpublic information concerning the issuer?
[ ]  Yes    [ ]  No

Do you beneficially own more than 1/2 of 1% of the outstanding equity securities of the issuer?

[ ]  Yes    [ ]  No

         If yes, please report the name of the issuer and the total number of shares "beneficially owned":


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Are you aware of any facts regarding the proposed transaction, including the existence of any substantial economic relationship between the proposed transaction and any securities held or to be acquired by the Investment Company, that may be relevant to a determination as to the existence of a potential conflict of interest?(4) [ ] Yes [ ] No

If yes, please describe:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) A "professional relationship" includes, for example, the provision of legal counsel or accounting services. a "business relationship" includes, for example, the provision of consulting services or insurance coverage.


(4) Facts that would be responsive to this question would include, for example the receipt of "special favors" from a stock promoter, including participation in a private placement or initial public offering as an inducement to purchase other securities for the Investment Company. Another example would be investment in securities of a limited partnership that in turn owned warrants of a company formed for the purpose of effecting a leveraged buy-out in circumstances where the Investment Company might invest in securities related to a leveraged buy-out. The foregoing are only examples of pertinent facts and in no way limit the types of facts that may be responsive to this question.

To the best of my knowledge and belief, the answers I have provided above are true and correct.




Dated:  ______________________

___________________________________________
         Signature of Access Person


Approval or Disapproval of Personal Trading Request (to be completed by Preclearance Officer) prior to personal trade:

___ I confirm that the above-described proposed transaction appears to be consistent with the policies described in the Code and that the conditions necessary(5) for approval of the proposed transaction have been satisfied.

___ I do not believe that the above-described proposed transaction appears to be consistent with the policies described in the Code or that the conditions necessary for the approval of the proposed transaction have been satisfied.


Dated:   ___________________________

__________________________________________
     Signature of Preclearance Officer








--------------------------------------------------------------------------------
(5) In the case of a personal securities transaction by an Access Person of the Investment Company (other than Disinterested Trustees), the Code requires that the Preclearance Officer determine that the proposed personal securities transaction (I) is not potentially harmful to the Investment Company (II) would be unlikely to affect the market in which the Investment Company's portfolio securities are traded, and (III) is not related economically to securities to be purchased, sold, or held by the Investment Company. In addition, the Code requires that the Preclearance Officer determine that the decision to purchase or sell the security at issue is not he result of information obtained in the course of the Access Person's relationship with the Investment Company.

                                    EXHIBIT A

                               BT INVESTMENT FUNDS
                             BT INSTITUTIONAL FUNDS
                             BT PYRAMID MUTUAL FUNDS
                              THE LEADERSHIP TRUST
                             BT INVESTMENT PORTFOLIO
                            BT INSURANCE FUNDS TRUST
                            CASH MANAGEMENT PORTFOLIO
                            TREASURY MONEY PORTFOLIO
                       INSTITUTIONAL TREASURY ASSETS FUND
                                DAILY ASSETS FUND
                               LIQUID ASSETS FUND
                            TAX FREE MONEY PORTFOLIO
                           NY TAX FREE MONEY PORTFOLIO
                              PRESERVATIONPLUS FUND
                          PRESERVATIONPLUS INCOME FUND
                         INTERNATIONAL EQUITY PORTFOLIO
                         LATIN AMERICAN EQUITY PORTFOLIO
                         PACIFIC BASIN EQUITY PORTFOLIO
                    GLOBAL EMERGING MARKETS EQUITY PORTFOLIO
                            QUANTITATIVE EQUITY FUND
                               SMALL CAP PORTFOLIO
                           EQUITY 500 INDEX PORTFOLIO
                              EAFE INDEX PORTFOLIO
                            U.S. BOND INDEX PORTFOLIO
                            SMALL CAP INDEX PORTFOLIO
                     ASSET MANAGEMENT I, II & III PORTFOLIOS
                         CAPITAL APPRECIATION PORTFOLIO
                          EQUITY APPRECIATION PORTFOLIO
                         INTERMEDIATE TAX FREE PORTFOLIO

EX 99.P(3)

                          Code of Ethics and Procedures
                        Pursuant to Rule 17j-1 under the
                         Investment Company Act of 1940

This Code of Ethics (the "Code") has been adopted by each Investment Company listed on Exhibit A, attached hereto (each, a "Trust") to specify and prohibit certain types of personal securities transactions deemed to create a conflict of interest and to establish reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the Investment Company Act of 1940 (the "1940 Act").

IV.      DEFINITIONS

M. An "Access Person" means (i) any Trustee, Director, officer, or Advisory Person (as defined below) of the Investment Company or any investment advisor thereof, or (ii) any director or officer of a principal underwriter of the Investment Company, who, in the ordinary course of his or her business, makes, participates in or obtains information regarding the purchase or sale of securities for the Investment Company for which the principal underwriter so acts or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the Investment company regarding the purchase or sale of securities or (iii) notwithstanding the provisions of clause (i) above, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, any trustee, director, officer or Advisory Person of the investment adviser who, with respect to the Investment Company, makes any recommendation or participates in the determination of which recommendations shall be made, or whose principal function of duties relate to the determination of which recommendations shall be made to the Investment Company or who in connection with his or her duties, obtains any information concerning securities recommendations being made by such investment adviser to the Investment Company.

N. An "Advisory Person" means any employee of the Investment Company or any investment advisor thereof (or of any company in a control relationship to the Investment Company or such investment adviser), who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of securities by the Investment Company or whose functions relate to any recommendations with respect to such purchases or sales and any natural person in a control relationship with the Investment Company or adviser who obtains information regarding the purchase or sale of securities.

O. A "Portfolio Manager" means any person or persons with the direct responsibility and authority to make investment decisions affecting the Investment Company.

P. "Access Persons", "Advisory Persons" and "Portfolio Managers" shall not, unless otherwise provided in the code of ethics of the Investment Company's investment adviser any subadviser, administrator or principal underwriter, include any individual who is required to file quarterly reports with the Investment Company's investment adviser, any subadviser, administrator or principal underwriter pursuant to a code of ethics substantially in conformity with Rule 17j-1 of the 1940 Act or Rule 204-2 of the Investment Advisers Act of 1940 which has been approved by the Investment Company's Board of Trustees.

Q. "Beneficial Ownership" shall be interpreted subject to the provisions of Rule 16a-1(a) (exclusive of Section (a)(1) of such Rule) of the Securities Exchange Act of 1934.

R. "Control" shall have the same meaning as set forth in Section 2(a)(9) of the 1940 Act.

S. "Disinterested Trustee" means a Trustee who is not an "interested person" of the Investment Company within the meaning of Section 2(a)(19) of the 1940 Act. An "interested person" includes any person who is a trustee, director, officer or employee of any investment adviser of the Investment Company, or owner of 5% or more of the outstanding stock of any investment adviser of the Investment Company. Affiliates of brokers or dealers are also "interested persons", except as provided in Rule 2(a)(19)(1) under the 1940 Act.

T. "Review Officer" is the person designated by the Investment Company's Board of Trustees to monitor the overall compliance with this Code. In the absence of any such designation, the Review Officer shall be the Treasurer or any Assistant Treasurer of the Investment Company.

U. "Preclearance Officer" is the person designated by the Investment Company's Board of Trustees to provide preclearance of any personal security transaction as required by this Code.

V. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security or the purchase or sale of a future or index on a security or option thereon.

W. "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act (in effect, all securities) except that is shall not include securities issued by the U.S. Government (or any other "government security" as that term is defined in the 1940 Act), bankers' acceptances, bank certificates of deposit, commercial paper and such other money market instruments as may be designated by the Trustees of the Investment Company, and shares of registered open-end investment companies.

X. A security is "being considered for purchase or sale" when a recommendation to purchase or sell the security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

V.   STATEMENT OF GENERAL PRINCIPLES

The following general fiduciary principles shall govern the personal investment activities of all Access Persons.

Each Access Person shall:

D. At all times, place the interests of the Investment Company before his or her personal interests;

E. Conduct all personal securities transactions in a manner consistent with this Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and

F. Not take an inappropriate advantage of his or her position with or on behalf of the Investment Company.

VI.  UNLAWFUL ACTIONS

It is unlawful for any affiliated person of or principal underwriter for a Fund, or any affiliated person of an investment adviser of or principal underwriter for a Fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by the Fund:

E.   To employ any device, scheme or artifice to defraud the Fund;

F. To make any untrue statement of a material fact to the Fund or to omit to state a material fact necessary in order to make statements made to the Fund, in light of the circumstances in which they are made, not misleading;

G. To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Fund; or

H.   To engage in any manipulative practice with respect to the Fund.

VII. RESTRICTIONS OF PERSONAL INVESTING ACTIVITIES

H.   Blackout Periods

3. No Access Person (other than a Disinterested Trustee) shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership on a day during which he or she knows or should have known the Investment Company has a pending "buy" and "sell" order in that same security until that order is executed or withdrawn.

4. No Advisory Person or Portfolio Manager shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership within at least seven calendar days before and after the Investment Company trades (or has traded) in that security.

I.   Initial Public Offerings

No Advisory Person shall acquire any security in an initial public offering for his or her personal account.

J.   Private Placements

With regard to private placements, each Advisory Person shall:

3. Obtain express prior written approval from the Preclearance Officer for any acquisition of securities in a private placement (the Preclearance Officer, in making such determination, shall consider, among other factors, whether the investment opportunity should be reserved for the Investment Company, and whether such opportunity is being offered to such Advisory Person by virtue of his or her position with the Investment Company); and

4. After authorization to acquire securities in a private placement has been obtained, disclose such personal investment with respect to any subsequent consideration by the Investment Company (or any other investment company for which he or she acts in a capacity as an Advisory Person) for investment in that issuer.

If the Investment Company decides to purchase securities of an issuer the shares of which have been previously obtained for personal investment by an Advisory Person, that decision shall be subject to an independent review by Advisory Persons with no personal interest in the issuer.

K.   Short-Term Trading Profits

No Advisory Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities of which such Advisory Person has beneficial ownership within 60 calendar days. any profit so realized shall, unless the Investment Company" Board of Trustees approves otherwise, be disgorged as directed by the Investment Company's Board of Trustees.

L. Gifts

     No Advisory Person shall receive any gift or other things of more than de minimis value from any person or entity that does business with or on behalf of the Investment Company.

M. Service as a Director or Trustee

3. No Advisory Person shall serve on the board of directors or trustees of a publicly traded company without prior authorization from the Board of Trustees of the Investment Company, based upon a determination that such board service would be consistent with the interests of the Investment Company and its investors.

4. If board service by an Advisory Person is authorized by the Board of Trustees of the Investment Company such Advisory Person shall be isolated from the investment making decisions of the Investment Company with respect to the companies of which he or she is a director or trustee.

N. Exempted Transactions

The prohibitions of Section IV shall not apply to:

6. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

7. Purchases or sales that are non-volitional on the part of the Access Person or the Investment Company, including mergers, recapitalizations or similar transactions;

8.   Purchases which are part of an automatic dividend reinvestment plan;

9. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

10. Purchases or sales that receive prior approval in writing by the Preclearance Officer as (a) only remotely potentially harmful to the Investment Company because they would be very unlikely to affect a highly institutional market, (b) clearly not economically related to the securities to be purchased or sold or held by the Investment company or client, and (c) not representing any danger of the abuses proscribed by Rule 17j-1, but only if in each case the prospective purchaser has identified to the Review Officer all factors of which he or she is aware which are potentially relevant to a conflict of interest analysis, including the existence of any substantial economic relationship between his or her transaction and securities held or to be held by the Investment Company.

VIII. COMPLIANCE PROCEDURES

F. Preclearance

3. An Access Person (other than a Disinterested Trustee) may not, directly or indirectly, acquire or dispose of beneficial ownership of a security except as provided below unless:

     d.   Such purchase or sale has been approved by the Preclearance Officer;

     e. The approved transaction is completed on the same day approval is received; and

     f. The Preclearance Officer has not rescinded such approval prior to execution of the transaction.

   4. Each Access person may effect total purchase and sales of up to $25,000 of securities listed on a national securities exchange or on NASDAQ within any six month period without preclearance from the Board of Trustees or the Preclearance Officer provided that:

     d. The six month period is a "rolling" period, i.e., the limit is applicable between any two dates which are six months apart;

     e. Transactions in options and futures, other than options or futures on commodities, will be included for purposes of calculating whether the $25,000 limit has been exceeded. such transactions will be measured by the value of the securities underlying options and futures; and

     f. although preclearance is not required for personal transactions in securities which fall into this "de minimis" exception, these trades must still be reported on a quarterly basis pursuant to Section V.B.2. hereunder, if such transactions are reportable.

G. Reporting

   5. Coverage: Each Access Person (other than Disinterested Trustees) shall file with the Review Officer confidential quarterly reports containing the information required in Section V.B.2 hereunder with respect to all transactions during the preceding quarter in any securities in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, provided that no Access Person shall be required to report transactions effected for any account over which such Access Person has no direct or indirect influence or control (except that such an Access Person must file a written certification stating that he or she has no direct or indirect influence or control over the account in question).

   6. Filings: Every report shall be made no later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

          e. The date of the transaction, the title and the number of shares and the principal amount of each security involved;

          f. The nature of the transaction (i.e. purchase, sale, or any other type of acquisition or disposition);

          g.   The price at which the transaction was effected; and

          h. The name of the broker, dealer or bank with or through whom the transaction was effected.

   7. Any report may contain a statement that it shall not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

   8. Confirmations: All Access Persons (other than Disinterested Trustees) shall direct their brokers to supply the Investment Company's Review Officer on a timely basis, duplicate copies of all personal securities transactions.

H. Review

In reviewing transactions and holding reports, the Review Officer shall take into account the exemptions allowed under Section IV.G. hereunder. Before making a determination that a violation has been committed by an Access Person, the Review Officer shall give such person an opportunity to supply additional information regarding the transaction in question. Each Fund, investment adviser or principal underwriter shall maintain a list of names of appropriate management and compliance personnel responsible for reviewing securities transactions and holdings reports.

I. Disclosure of Personal Holdings

All Advisory Persons shall disclose personal securities holdings upon commencement of employment and thereafter on an annual basis.

J. Certification of Compliance

Each Access Person is required to certify annually that he or she has read and understood this Code and recognizes that he or she is subject to the Code. Further, each Access Person is required to certify annually that he or she has complied with all the requirements of this Code and that he or she has disclosed or reported all personal securities transactions pursuant to the requirements of the Code.


IX. REQUIREMENTS FOR DISINTERESTED TRUSTEES

C. No report is required if such person is a Disinterested Trustee, and such person would be required to make such report solely by reason of being a Trustee, except where such Trustee knew, or in the ordinary course of fulfilling his official duties as a Trustee of the Funds, should have known that during the fifteen day period immediately preceding or after the date of the transaction in a security by the Trustee, such security is or was purchased or sold, or considered for purchase or sale by the Funds.1

D. Notwithstanding the preceding section, any Disinterested Trustee may, at his or her option, report the information described in Section V.B.2. above with respect to any one or more transactions and may include a statement that the report shall not be construed as an admission that the person knew or should have known of portfolio transactions by the Investment Company in such securities.


VII.  REVIEW BY THE BOARD OF TRUSTEES

The Board of Trustees, including a majority of Trustees who are not interested persons, must approve the Code of Ethics of the Fund, the Code of Ethics of each investment adviser and principal underwriter of the Fund, and any material changes to these Codes. The board must base its approval of a Code and any material changes to the Code based on a determination that the Code contains provisions reasonably necessary to to prevent Access Persons from engaging in any conduct prohibited by paragraph III. of these policies and procedures. Before approving a Code of a Fund, investment adviser or principal underwriter or any

----------
(1) This provision shall not be applicable to trading activity in the passively-managed Index Funds amendment to the Code, the Board of Trustees must receive a certification from the Fund, investment adviser or principal underwriter that it has adopted procedures reasonably necessary to prevent Access Persons from violating the investment adviser's or principal underwriter's Code of Ethics. The Fund's board must approve the Code of an investment adviser or principal underwriter before initially retaining the services of the investment adviser or principal underwriter. The Fund's board must approve a material change to a Code no later than six months after adoption of the material change.

At least annually, the Review Officer shall provide to the Board of Trustees:

E. A review of all existing procedures concerning Access Persons' personal trading activities and any procedural changes made during the past year;

F.   Any recommended changes to the Investment Company's Code or procedures; and

G. A written report describing any issues or violations that occurred during the past year, including, but not limited to, information about material Code or procedural violations and sanctions imposed in response to those violations.

H. Certification that the Fund, investment adviser or principal underwriter has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.

IX.      SANCTIONS

C. Sanctions for Violations By Access Persons (Except Disinterested Trustees)

If the Review Officer determines that a violation of this Code has occurred, he or she shall so advise the Board of Trustees and the Board may impose such sanctions as it deems appropriate, including inter alia, disgorgement of profits, censure, suspension or termination of the employment of the violator. All material violations of the code and any sanctions imposed as a result thereto shall be reported periodically to the Board of Trustees.

D. Sanctions for Violations by Disinterested Trustees

If the Review Officer determines that any Disinterested Trustee has violated this code, he or she shall so advise the President of the Investment Company and also a committee consisting of the Disinterested Trustees (other than the person whose transaction is at issue) and shall provide the committee with a report, including the record of pertinent actual or contemplated portfolio transactions of the Investment Company and any additional information supplied by the person whose transaction is at issue. The committee, at its option, shall either impose such sanctions as it deems appropriate or refer the matter to the full Board of Trustees of each Trust, which shall impose such sanctions as it deems appropriate.

X. MISCELLANEOUS

E. Access Persons

The Review Officer of the Investment Company will identify all Access Persons who are under a duty to make reports to the Investment Company and will inform such person so of such duty. Any failure by the Review Officer to notify any person of his or her duties shall not relieve such person of his or her obligations hereunder.

F. Records

The Investment Company's administrator shall maintain records in the manner and to the extent set froth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f) under the 1940 Act, and shall be available for examination by representatives of the Securities and Exchange Commission ("SEC"):

     5. A copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

     6. A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

     7. A copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

     8. A list of all persons who are required, or within the past five years have been required, to make reports pursuant to this Code shall be maintained in an easily accessible place.

G. Confidentiality

All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except to the extent required by Law.

H. Interpretation of Provisions

The Board of Trustees of the Investment Company may from time to time adopt such interpretations of this Code as it deems appropriate.

BT INVESTMENT FUNDS                              PRESERVATIONPLUS FUND
BT INSTITUTIONAL FUNDS                           PRESERVATIONPLUS INCOME FUND
THE LEADERSHIP TRUST                             U.S. BOND INDEX PORTFOLIO
                                                 EAFE INDEX PORTFOLIO
SMALL CAP PORTFOLIO                              EQUITY 500 INDEX PORTFOLIO
CASH MANAGEMENT PORTFOLIO                        ASSET MANAGEMENT I,II & III
                                                 PORTFOLIO
TREASURY MONEY PORTFOLIO                         CAPITAL APPRECIATION PORTFOLIO
DAILY ASSETS FUND                                EQUITY APPRECIATION PORTFOLIO
INSTITUTIONAL TREASURY ASSETS FUND               SMALL CAP INDEX PORTFOLIO
LIQUID ASSETS FUND                               QUANTITATIVE EQUITY FUND
TAX FREE MONEY PORTFOLIO                         INTERMEDIATE TAX FREE PORTFOLIO
NY TAX FREE MONEY PORTFOLIO                      BT INVESTMENT PORTFOLIOS
INTERNATIONAL EQUITY PORTFOLIO                   BT INSURANCE FUNDS TRUST
LATIN AMERICAN EQUITY PORTFOLIO                  (each, an "Investment Company")
PACIFIC BASIN EQUITY PORTFOLIO
GLOBAL EMERGING MARKETS EQUITY
PORTFOLIO



                               TRANSACTION REPORT



To:____________________________, Review Officer

From:______________________________________
                        (Your name)

         This Transaction Report (the "Report") is submitted pursuant to Section V of the Code of Ethics, as of [ , 1999] (the Code), of the above referenced Trust and supplies (below) information with respect to transactions in any security in which I may be deemed to have, or by reason of such transaction acquire, any direct or indirect beneficial ownership interest (whether or not such security is a security held or to be acquired by the Investment Company) for the calendar quarter ended ____________.

         Unless the context otherwise requires, all terms used in this Report shall have the same meaning as set forth in the Code.

         For purposes of this Report, beneficial ownership shall be interpreted subject to the provisions of the Code and Rule 16a-1(a) (exclusive of Section
(a)(1) of such Rule) of the Securities Exchange Act of 1934.

------------------------------------------------------------------------------------------------------------------------------------
                                        Nature of
                                        Transaction,                                                Name of the
                                        Whether                                                     Broker, Dealer,
                                        Purchase, Sale      Principal Amount                        or Bank with
                      Date of           or Other type of    of Securities       Price at Which      Whom the
                      Disposition of    Acquired Or         Transaction         the Transaction     Ownership Was       Nature of
Title of Securities   Transaction       Acquisition         Disposed Of         was Effected        Effected            Securities*
                      -----------       -----------         -----------         ---------------     ---------------     -----------
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

*If appropriate, you may disclaim beneficial ownership of any security listed in this Report.

         I HEREBY CERTIFY THAT I (1) HAVE READ AND UNDERSTAND THE CODE OF THE INVESTMENT COMPANY (2) RECOGNIZE THAT I AM SUBJECT TOT HE CODE, (3) HAVE COMPLIED WITH THE REQUIREMENTS OF THE CODE OVER THE PAST YEAR*, (4) HAVE DISCLOSED ALL PERSONAL SECURITIES TRANSACTIONS OVER THE PAST YEAR* REQUIRED TO BE DISCLOSED BY THE CODE, (5) HAVE SOUGHT AND OBTAINED PRECLEARANCE WHENEVER REQUIRED BY THE CODE AND (6) CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT.



NAME (Print):
________________________________________________________________________________

SIGNATURE:
________________________________________________________________________________

DATE:
________________________________________________________________________________

(*) OR PORTION THEREOF DURING WHICH THE CODE HAS BEEN IN EFFECT.

                               BT INVESTMENT FUNDS
                             BT INSTITUTIONAL FUNDS
                             BT PYRAMID MUTUAL FUNDS
                              THE LEADERSHIP TRUST
                             BT INVESTMENT PORTFOLIO
                            BT INSURANCE FUNDS TRUST
                            CASH MANAGEMENT PORTFOLIO
                            TREASURY MONEY PORTFOLIO
                       INSTITUTIONAL TREASURY ASSETS FUND
                                DAILY ASSETS FUND
                               LIQUID ASSETS FUND
                            TAX FREE MONEY PORTFOLIO
                           NY TAX FREE MONEY PORTFOLIO
                              PRESERVATIONPLUS FUND
                          PRESERVATIONPLUS INCOME FUND
                         INTERNATIONAL EQUITY PORTFOLIO
                         LATIN AMERICAN EQUITY PORTFOLIO
                         PACIFIC BASIN EQUITY PORTFOLIO
                    GLOBAL EMERGING MARKETS EQUITY PORTFOLIO
                            QUANTITATIVE EQUITY FUND
                               SMALL CAP PORTFOLIO
                           EQUITY 500 INDEX PORTFOLIO
                              EAFE INDEX PORTFOLIO
                            U.S. BOND INDEX PORTFOLIO
                            SMALL CAP INDEX PORTFOLIO
                     ASSET MANAGEMENT I, II & III PORTFOLIOS
                         CAPITAL APPRECIATION PORTFOLIO
                          EQUITY APPRECIATION PORTFOLIO
                         INTERMEDIATE TAX FREE PORTFOLIO

                   PERSONAL TRADING REQUEST AND AUTHORIZATION

         This Personal Trading Request and Authorization is submitted pursuant
to the Code of Ethics as of [      , 1999] (the "Code") of the above referenced.
Unless the context otherwise requires, all terms used herein shall have the same meaning as set forth in the Code.

Personal Trading Request (to be completed by Access Person prior to any personal trade):

Name of Access Person: _________________________________________________________

Date of proposed transaction:
_________________________________________________

Name of the issuer and dollar amount or number of securities of the issuer to be purchased or sold:
________________________________________________________________________________

Nature of the transaction (i.e. purchase, sale)(1):

________________________________________________________________________________

Are you or is a member of your immediate family an officer, trustee, or director of the issuer of the securities or any affiliate(2) of the issuer?

|_|  Yes        |_|  No

If yes, please describe:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(1) If other than market order, please describe any proposed limits.

(2) For purposes of this question, "affiliate" includes (I) any entity that directly or indirectly owns, controls or holds with power to vote 5% or more of the outstanding voting securities of the issuer and (II) any entity under common control with the issuer.

Describe the nature of any direct or indirect professional or business relationship that you may have with the issuer of the securities.(3)
________________________________________________________________________________
________________________________________________________________________________


Do you have an material nonpublic information concerning the issuer?

|_|  Yes    |_|  No

Do you beneficially own more than 1/2 of 1% of the outstanding equity securities of the issuer?

|_|  Yes    |_|  No

         If yes, please report the name of the issuer and the total number of shares "beneficially owned":


________________________________________________________________________________

________________________________________________________________________________


Are you aware of any facts regarding the proposed transaction, including the existence of any substantial economic relationship between the proposed transaction and any securities held or to be acquired by the Investment Company, that may be relevant to a determination as to the existence of a potential conflict of interest?(4)

|_| Yes |_| No

If yes, please describe:

________________________________________________________________________________
________________________________________________________________________________



________________________________________________________________________________
(3) A "professional relationship" includes, for example, the provision of legal counsel or accounting services. a "business relationship" includes, for example, the provision of consulting services or insurance coverage.


(4) Facts that would be responsive to this question would include, for example the receipt of "special favors" from a stock promoter, including participation in a private placement or initial public offering as an inducement to purchase other securities for the Investment Company. Another example would be investment in securities of a limited partnership that in turn owned warrants of a company formed for the purpose of effecting a leveraged buy-out in circumstances where the Investment Company might invest in securities related to a leveraged buy-out. The foregoing are only examples of pertinent facts and in no way limit the types of facts that may be responsive to this question.

To the best of my knowledge and belief, the answers I have provided above are true and correct.




Dated:  ______________________
___________________________________________

Signature of Access Person


Approval or Disapproval of Personal Trading Request (to be completed by Preclearance Officer) prior to personal trade:

___ I confirm that the above-described proposed transaction appears to be consistent with the policies described in the Code and that the conditions necessary(5) for approval of the proposed transaction have been satisfied.

___ I do not believe that the above-described proposed transaction appears to be consistent with the policies described in the Code or that the conditions necessary for the approval of the proposed transaction have been satisfied.


Dated:   ___________________________
 __________________________________________
                         Signature of Preclearance Officer









________________________________________________________________________________
(5) In the case of a personal securities transaction by an Access Person of the Investment Company (other than Disinterested Trustees), the Code requires that the Preclearance Officer determine that the proposed personal securities transaction (I) is not potentially harmful to the Investment Company (II) would be unlikely to affect the market in which the Investment Company's portfolio securities are traded, and (III) is not related economically to securities to be purchased, sold, or held by the Investment Company. In addition, the Code requires that the Preclearance Officer determine that the decision to purchase or sell the security at issue is not he result of information obtained in the course of the Access Person's relationship with the Investment Company.

                                    EXHIBIT A

                               BT INVESTMENT FUNDS
                             BT INSTITUTIONAL FUNDS
                             BT PYRAMID MUTUAL FUNDS
                              THE LEADERSHIP TRUST
                             BT INVESTMENT PORTFOLIO
                            BT INSURANCE FUNDS TRUST
                            CASH MANAGEMENT PORTFOLIO
                            TREASURY MONEY PORTFOLIO
                       INSTITUTIONAL TREASURY ASSETS FUND
                                DAILY ASSETS FUND
                               LIQUID ASSETS FUND
                            TAX FREE MONEY PORTFOLIO
                           NY TAX FREE MONEY PORTFOLIO
                              PRESERVATIONPLUS FUND
                          PRESERVATIONPLUS INCOME FUND
                         INTERNATIONAL EQUITY PORTFOLIO
                         LATIN AMERICAN EQUITY PORTFOLIO
                         PACIFIC BASIN EQUITY PORTFOLIO
                    GLOBAL EMERGING MARKETS EQUITY PORTFOLIO
                            QUANTITATIVE EQUITY FUND
                               SMALL CAP PORTFOLIO
                           EQUITY 500 INDEX PORTFOLIO
                              EAFE INDEX PORTFOLIO
                            U.S. BOND INDEX PORTFOLIO
                            SMALL CAP INDEX PORTFOLIO
                     ASSET MANAGEMENT I, II & III PORTFOLIOS
                         CAPITAL APPRECIATION PORTFOLIO
                          EQUITY APPRECIATION PORTFOLIO
                         INTERMEDIATE TAX FREE PORTFOLIO